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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSON LLP

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 24, 2000 included in American Science and Engineering, Inc.'s Annual Report on Form 10-K, as amended for the year ended March 31, 2000.

                                               /s/ Arthur Andersen LLP
                                               --------------------------------

Boston, Massachusetts
January 16, 2000